SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): February 18, 2005

Bio-One Corporation
(Exact Name of Registrant as Specified in Charter)

Nevada	000-31889	65-0815746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

798 Executive Drive, Suite B, Oviedo, Florida	32765
(Address of principal executive offices)	(Zip code)

(407) 977-1005
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 18, 2005, the Board of Directors of Bio-One Corporation, a Nevada corporation (“Bio-One”), terminated Armand Dauplaise from his position as Chief Executive Officer. In addition, the Board of Directors severed all relationships with Bernard Shinder.

On February 18, 2005, the Board of Directors appointed Mr. Frank M. Clark as Interim Chief Executive Officer. Mr. Clark will continue to serve as Chairman of the Board of Directors of Bio-One. In addition, the Board of Directors appointed David G. Collins, C.P.A., as Chief Financial Officer. Mr. Collins will continue to serve as a Director and Chairman of the Audit Committee of Bio-One.

On February 22, 2005, Bio-One issued a press release with respect to the above-referenced terminations and appointments.

Item 9.01 Financial Statements And Exhibits

16.1	Press release, dated February 22, 2005

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-ONE CORPORATION

Date: February 22, 2005	By:	/s/ Frank M. Clark
Name: Frank M. Clark
Its: Interim Chief Executive Officer and Chairman of the Board